Schedule of Deferred Income Taxes (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets
Net operating loss carryforwards	$ 9,092	$ 7,393
Capitalized research costs	584	337
Fixed assets	21	25
Other	37	4
Total gross deferred tax assets	9,734	7,759
Less: valuation allowance	(9,551)	(7,753)
Net deferred tax assets	183	6
Deferred tax liabilities
Other	(183)	(6)
Total deferred tax liabilities	(183)	(6)
Net deferred taxes